LOOMIS SAYLES INTERNATIONAL BOND FUND

Supplement dated April 1, 2009, to the Natixis Funds Statement of Additional Information – Part II, dated February 1, 2009, as may be revised or supplemented from time to time.

Effective immediately, the second paragraph of the “Portfolio Holdings Information” section is amended to include the following:

(6)	Disclosure to Natixis Global Asset Management, L.P. (“NGAM”), in its capacity as the seed capital investor for Funds, in order to satisfy certain reporting obligations to its parent company and for its own risk management purposes; provided that NGAM agrees to maintain its seed capital in the Fund for a set period and does not effect a redemption of Fund shares while in possession of information that is not publicly available to other investors in the Fund.